AMENDMENT NUMBER TWO

Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement

dated as of June 1, 2005, as amended and restated

to and including July 1, 2006

by and between

INDYMAC BANK, F.S.B.

and

DB STRUCTURED PRODUCTS, INC.

This AMENDMENT NUMBER TWO is made this 1st day of February, 2007, by and between INDYMAC BANK, F.S.B. having an address at 3465 East Foothill Boulevard, Pasadena, California 91107 (the “Seller”) and DB STRUCTURED PRODUCTS, INC. having an address at 60 Wall Street, New York, New York 10005 (the “Purchaser”), to the Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005, as amended and restated to and including July 1, 2006, by and between the Purchaser and the Seller (the “Agreement”).

RECITALS

WHEREAS, the Purchaser and the Seller desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and

WHEREAS, the Purchaser and the Seller each have agreed to execute and deliver this Amendment Number Two on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of February 1, 2007, the Agreement is hereby amended as follows:

(a)

Article I of the Agreement is hereby amended by deleting clause (33) of the definition of Mortgage Loan Schedule and replacing it with the following:

(33) the product type (e.g., 2/28, 15 year fixed, 30 year fixed, 15/30 balloon, Option ARM, etc.);

(b)

Article I of the Agreement is hereby amended by (i) deleting the “and” immediately preceding clause (66) in the definition of “Mortgage Loan Schedule” and (ii) adding the following language immediately after clause (66) of the Mortgage Loan Schedule:

(67) a code indicating whether the Mortgage Loan is an Option ARM Mortgage Loan; (68) with respect to each Option ARM Mortgage Loan, the aggregate amount of Negative Amortization as of the Cutoff Date, if any and (69) the maximum aggregate amount of Negative Amortization permitted under the terms of the related Mortgage Note.

(c)

Article I is hereby amended by adding the following definitions in alphabetical order to Article I:

Negative Amortization: The portion of interest accrued at the Mortgage Interest Rate in any month which exceeds the Monthly Payment on the related Option ARM Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Option ARM Mortgage Loan.

Option ARM Mortgage Loan: An Adjustable Rate Mortgage Loan which (i) provides the Mortgagor with multiple Monthly Payment options and (ii) may result in Negative Amortization, as set forth in the related Underwriting Guidelines.

Payment Adjustment Date: With respect to each Option ARM Mortgage Loan, the date on which the Monthly Payment shall be adjusted.

(d)

Article I of the Agreement is hereby amended by deleting the “.” at the end of the definition of “Stated Principal Balance” and replacing it with the phrase “, plus (iii) with respect to an Option ARM Mortgage Loan, the cumulative amount of any Negative Amortization, if any”.

(e)

Section 7.02(vii) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

The Mortgage Note and the Mortgage are not subject to any right of rescission, reformation, set off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and/or the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, reformation, set off, counterclaim or defense, including the defense of usury and no such right of rescission, reformation, set off, counterclaim or defense has been asserted with respect thereto, and there is no basis for the Mortgage Loan to be modified or reformed without the consent of the Mortgagor under applicable law;

(f)

Section 7.02(xi) of the Agreement is hereby amended by inserting the phrase “(including any Negative Amortization which may arise thereunder if the Mortgage is an Option ARM Mortgage Loan)” immediately following the phrase “The related Mortgage” in the first sentence thereof.

(g)

Section 7.02(xvii) of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing such sentence with the following:

Unless the Mortgaged Property is located in the State of Iowa and an attorney’s certificate and/or a certificate of title guaranty has been obtained, the Mortgage Loan is covered by an American Land Title Association (“ALTA”) lender’s title insurance policy (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1), issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained above in (xi)(a) and (b) and, with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) clause (d)) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (including, if the Mortgage Loan is an Option ARM Mortgage Loan which provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage) and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate, Monthly Payment and, with respect to an Option ARM Mortgage Loan which provides for Negative Amortization, the Negative Amortization provisions of the Mortgage Note.

(h)

Section 7.02(xxii) of the Agreement is hereby amended by (i) inserting the phrase “Mortgage Loan which is not an Option ARM” immediately following the phrase “With respect to each” in the second sentence thereof and (ii) deleting the last two sentences thereof in their entirety and replacing them with the following:

With respect to each Mortgage Loan which is not an Option ARM Mortgage Loan, the Mortgage Note does not permit Negative Amortization.  With respect to each Option ARM Mortgage Loan, the related Mortgage Note requires a Monthly Payment, which is sufficient during the period following each Payment Adjustment Date, to fully amortize the outstanding principal balance as of the first day of such period (including any Negative Amortization) over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. No Mortgage Loan is a Convertible Mortgage Loan;

(i)

Section 7.02(xxxv) of the Agreement is hereby amended by inserting the following sentence following the first sentence thereof:

With respect to each Option ARM Mortgage Loan which allows Negative Amortization, such Primary Insurance Policy contains provisions to cover the potential Negative Amortization of such Option ARM Mortgage Loan.

(j)

Section 7.02(xxxix) of the Agreement is hereby amended by deleting the last sentence thereof and replacing such sentence with the following:

With respect to each Mortgage Loan which is not an Option ARM Mortgage Loan, the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.  With respect to each Option ARM Mortgage Loan which provides for Negative Amortization, the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization;

(k)

Section 7.02(xlix) of the Agreement is hereby amended by inserting the following sentence at the end thereof:

With respect to each Option ARM Mortgage Loan, the maximum amount of Negative Amortization in accordance with the Mortgage when combined with the original principal balance of the Option ARM Mortgage Loan shall not result in a Loan-to-Value Ratio in excess of 100%;

(l)

Section 7.02(lvi) of the Agreement is hereby amended by deleting the phrase “negative amortization” and replacing such phrase with the phrase “Negative Amortization and is not an Option ARM Mortgage Loan”.

(m)

Section 7.02(lxxvii) of the Agreement is hereby amended by inserting the phrase “and closed on or before January 19, 2007,” immediately following the phrase “recorded on or after September 1, 2006,” in the second sentence thereof.

(n)

Section 7.02 of the Agreement is hereby amended by deleting the period at the end of subpart (lxxvii) and replacing it with a semicolon, followed by the word “and” and adding the following new subpart (lxxviii) to the end thereof:

(lxxviii) No Mortgage Loans secured by Mortgaged Property in the State of Ohio closed on or after January 1, 2007 were originated pursuant to a no income/no asset documentation program or any other program pursuant to which the Mortgagor was not required to disclose income. All other Mortgage Loans secured by a Mortgaged Property in the State of Ohio closed on or after January 1, 2007, were originated in compliance with the Ohio Consumer Sales Practices Act (Oh. Rev. Stat. 1345.01 et seq.) and the regulations promulgated thereunder and were made only after reasonable methods (as determined in Purchaser's sole discretion) were used to determine the borrower's repayment ability, including without limitation, employment verification for stated income loans, which have been properly documented and verified.

(o)

The Agreement is hereby amended by deleting Exhibits 3 and 4 thereto in their entirety and replacing them with new Exhibits 3 and 4 in the form of Annex A attached hereto.

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.  This Amendment Number Two shall apply to all Mortgage Loans subject to the Agreement purchased subsequent to the date of this Amendment Number Two.

SECTION 4. Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law).

SECTION 5. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  An executed counterpart signature page delivered by facsimile shall have the same binding effect as an original signature page.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

INDYMAC BANK, F.S.B.

(Seller)

By:____________________________

Name:__________________________

Title:___________________________

DB STRUCTURED PRODUCTS, INC.

(Purchaser)

By:____________________________

Name:__________________________

Title:___________________________

By:____________________________

Name:__________________________

Title:___________________________

ANNEX A

EXHIBIT 3

FORM OF SECURITY RELEASE CERTIFICATION
(Warehouse Lender)

I.

Release of Security Interest

___________________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by DB Structured Products, Inc. from INDYMAC BANK, F.S.B. (the “Seller”) under that certain Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005, as amended and restated to and including July 1, 2006, as of the date and time of receipt by ______________________________ of $__________ for such Mortgage Loans (the “Date and Time of Sale”), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

______________________________

(Name)

______________________________

(Address)

By: ___________________________

Exhibit A to EXHIBIT 3

Mortgage Loans released by Warehouse Lender

[to be attached]

EXHIBIT 4

FORM OF ASSIGNMENT & CONVEYANCE AND CERTIFICATION OF RELEASE

On this _______ day of ________, 200_, (the “Closing Date”), INDYMAC BANK, F.S.B. (the “Seller”), as Seller under that certain Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005, as amended and restated to and including July 1, 2006 (as amended, the “Agreement”), does hereby sell, transfer, assign, set over and convey to DB Structured Products, Inc. as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only.

The Seller confirms to the Purchaser that the representations and warranties set forth in Subsections 7.01 and 7.02 of the Agreement and in the Commitment Letter, dated ________ __, 200_, are true and correct as of the date hereof, and that all statements made in the Seller’s Officer’s Certificate and all attachments thereto remain complete, true and correct in all respects as of the date hereof.

The Seller hereby certifies to the Purchaser that, as of the Closing Date, the security interests in the Mortgage Loans identified on Exhibit A hereto released by each party identified in the Security Release Certification(s) provided by the Seller comprise all security interests relating to or affecting any and all such Mortgage Loans.  The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all such Mortgage Loans.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

INDYMAC BANK, F.S.B.

(Seller)

By: ____________________________________

Name: __________________________________

Title: ___________________________________

Exhibit A to EXHIBIT 4

Mortgage Loan Schedule

[to be attached]